Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Uncapped Accelerated U.S. Equity ETF™

(the “Fund”)

Supplement to the Fund’s Prospectus
Dated February 27, 2026

April 1, 2026

As described in detail in the Fund’s prospectus, the Fund seeks to provide investors with the potential for rates of return that outperform the price return of an ETF that tracks the returns, before fees and expenses, of large capitalization U.S. equity securities (the “Underlying ETF”) after surpassing the Accelerated Threshold, prior to taking into account management fees and other fees (the “Accelerated Return Rate”). The Fund invests in a series of four FLexible EXchange® Options (“FLEX Options”) packages that reference the Underlying ETF with laddered expiration dates (each, an “Investment Package” and collectively, the “Investment Packages”). One of the Fund’s four Options Packages expired on March 31, 2026, and the Fund has entered into a new Options Package set to expire on March 31, 2027, with a new Accelerated Return Rate as indicated below.

Notwithstanding anything contained in the Fund’s prospectus, the disclosure set forth in the fifth and sixth paragraphs of the “Additional Information About the Fund’s Principal Investment Strategies” section is deleted in its entirety and replaced with the below:

“An investor in the Fund should note that the Accelerated Return Rate for each Investment Package varies, and will be dependent on market conditions at the time the Investment Package is purchased by the Fund. The Fund expects that each of the current Investment Packages will have the respective Accelerated Return Rate indicated below, prior to taking into account any fees or expenses charged to shareholders:

•	Investment Package expiring June 30, 2026: 174%

•	Investment Package expiring September 30, 2026: 166%

•	Investment Package expiring December 31, 2026: 170%

•	Investment Package expiring March 31, 2027: 152%

The above percentages contemplate the Accelerated Return Rate that a particular Investment Package is designed to provide after the Underlying ETF’s share price exceeds the Accelerated Threshold for that particular Investment Package, although such returns are not guaranteed. Additionally, the Accelerated Return Rate for a specific Investment Package is designed to be produced only at the expiration of the FLEX Options that comprise such Investment Package, and not at any time prior to the expiration date. If an investor buys Shares after the FLEX Options for an Investment Package are executed or sells Shares prior to the expiration date of the FLEX Options in an Investment Package, such investor could experience different returns and may not experience the Accelerated Return Rate for such Investment Package, if any. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets will have the effect of lowering the Accelerated Return Rate experienced by shareholders, if any. The Accelerated Return Rate will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Accelerated Return Rate for each Investment Package is dependent upon prevailing market conditions at the time the Fund enters into the FLEX Options and could fluctuate widely from one period to the next. There is no guarantee that the Fund, in the future, will provide Accelerated Return Rates at these levels, and the Accelerated Return Rate could be significantly less than indicated above, and under certain market conditions, the Accelerated Return Rates could be zero. Following the close of business on the expiration date of the FLEX Options in an Investment Package, the Fund will file a prospectus supplement that discloses the updated potential Accelerated Return Rate for the given quarter. Information relating to the Fund and the Accelerated Return Rates are available on the Fund’s website, www.innovatoretfs.com/xusp.

Please Keep This Supplement With Your Prospectus For Future Reference